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                                                                    EXHIBIT 99.1



                                  CERTIFICATION
                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)




         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Steel City Products, Inc., a Delaware corporation (the "Company"), does hereby certify that:


         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Company.





Dated:   August 9, 2002                   /s/ Terrance W. Allan
                                        -----------------------
                                        Terrance W. Allan
                                        Chief Executive Officer


Dated:   August 9, 2002                   /s/ Maarten D. Hemsley
                                        -------------------------
                                        Maarten D. Hemsley
                                        Chief Financial Officer